EXHIBIT 10.34

400 N. Washington Street Suite 100 Alexandria, VA 22314 P 703-739-5695 F 703-548-7457 Email: bcg@bcg-usa.com www.biologicsconsulting.com

AMENDMENT NO. 1
TO
CONSULTING AGREEMENT BETWEEN

BIOLOGICS CONSULTING GROUP, INC. (Hereinafter "BCG")
Address:	400 N. Washington Street
Suite 100
Alexandria, Virginia 22314
TAX I. D. #:	84-1693476

AND

MEDGENICS, INC. (Hereinafter "COMPANY")
Address:	PO Box l4
Teradion Business Park
D.N. Misgav 20179
Israel

Original Agreement effective as of June 18, 2008 (the "Agreement").

Now, THEREFORE, in consideration of the mutual promises contained in this Amendment No. 1, the parties agree as follows:

1.	All terms that are used herein and that are not specifically defined herein shall have the defined meanings set forth in the Agreement.

2.	The effective date of this Amendment No. 1 is January 1, 2010.

3.	The "Term of Consulting Services" will be amended as follows:

From:	January 1, 2008
Through:	January 1, 2012

4.	The rates set forth in Exhibit 1, paragraph 2 are modified to the rates listed below:

Category	2009/2010 Billing Rates
President/CEO	$380/hour
Senior Clinical Consultant (with M.D.)	$380/hour
Office Heads	$350/hour
Senior Consultant (with M.D.)	$380/hour
Senior Consultant	$325/hour
Consultant	$240/hour
Associate	$185/hour

Consulting Agreement Amendment	Page 1 of 2 Version 6, 8/13/2008

400 N. Washington Street Suite 100 Alexandria, VA 22314 P 703-739-5695 F 703-548-7457 Email: bcg@bcg-usa.com www.biologicsconsulting.com

5.	Exhibit 1, paragraph 3 is modified to the contact listed below:

Invoices are to be addressed to:

Attn:	____
Title:	____
Company:	____
Address:	____
City/State/Zip:	____
Phone:	____
Fax:	____
Email:	____

7.	Except as specifically modified or amended hereby, the Agreement shall remain in full force and effect and, as modified or amended, is hereby ratified, confirmed, and approved.

BOLOGICS CONSULTING GROUP, INC		MEDGENICS, INC.
(BCG)		(COMPANY)

By:	/s/ James G. Kenimer	By:	/s/ Andrew L. Pearlman

	James G. Kenimer, Ph.D.	Name:	Andrew L. Pearlman
	CEO	Title:	CEO

Date:	September 8, 2010	Date:	Aug. 31, 2010

Email: jkenimer@bcg-usa.com Ph: 1-(703) 739-5695	Email: Ph:

Consulting Agreement Amendment	Page 2 of 2 Version 6, 8/13/2008